                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of Pool Energy Services Co. (the "Company"), hereby constitutes and appoints J.T. Jongebloed and E.J. Spillard, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute and file a Registration Statement on Form S-3 and any or all amendments thereto (including, without limitation, post-effective amendments and any amendment or amendments increasing the amount of or altering the type or nature of the securities for which registration is being sought) with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.




                                        /s/ JOSEPH R. MUSOLINO
                                        -----------------------------
                                        Joseph R. Musolino, Director





Dated: 10/31/97
      -------------

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of Pool Energy Services Co. (the "Company"), hereby constitutes and appoints J.T. Jongebloed and E.J. Spillard, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute and file a Registration Statement on Form S-3 and any or all amendments thereto (including, without limitation, post-effective amendments and any amendment or amendments increasing the amount of or altering the type or nature of the securities for which registration is being sought) with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.




                                        /s/ JAMES L. PAYNE
                                        -----------------------------
                                        James L. Payne, Director



Dated: Oct. 31, 1997
      ----------------

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of Pool Energy Services Co. (the "Company"), hereby constitutes and appoints J.T. Jongebloed and E.J. Spillard, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute and file a Registration Statement on Form S-3 and any or all amendments thereto (including, without limitation, post-effective amendments and any amendment or amendments increasing the amount of or altering the type or nature of the securities for which registration is being sought) with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.




                                        /s/ WILLIAM H. MOBLEY
                                        -----------------------------
                                        William H. Mobley, Director



Dated: Oct. 31, 1997
      -------------------

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of Pool Energy Services Co. (the "Company"), hereby constitutes and appoints J.T. Jongebloed and E.J. Spillard, or either of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute and file a Registration Statement on Form S-3 and any or all amendments thereto (including, without limitation, post-effective amendments and any amendment or amendments increasing the amount of or altering the type or nature of the securities for which registration is being sought) with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done.




                                        /s/ DONALD D. SYKORA
                                        -----------------------------
                                        Donald D. Sykora, Director



Dated:  10/31/97
      -----------------